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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2004


                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-WCW2)


                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE               333-115827              34-1993512
----------------------------      -----------         ----------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                  92868
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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                                       -2-

 Item 5.          OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Park Place Securities, Inc. (the "Registrant") plans a series of certificates, entitled Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WCW2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, Countrywide Home Loans Servicing LP as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates, designated as the Series 2004-WCW2 Certificates, will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.





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                                       -3-




Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

              99.3 Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
                                        Series 2004-WCW2.









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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 11, 2004


                                          PARK PLACE SECURITIES, INC.


                                          By: /s/ John P. Grazer
                                             -------------------------------
                                          Name:   John P. Grazer
                                          Title:  Chief Financial Officer




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                                Index to Exhibits




                                                                Sequentially
    Exhibit No.             Description                        Numbered Page
    -----------             -----------                        -------------
        99.3            Computational Materials (as defined             P
                        in Item 5) that have been
                        provided by Citigroup Global
                        Markets Inc. to certain prospective
                        purchasers of Park Place
                        Securities, Inc. Asset-Backed
                        Pass-Through Certificates, Series
                        2004-WCW2.




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                                  EXHIBIT 99.3


                                [FILED BY PAPER]